Exhibit 99.1

Consolidated Communications Receives All State PUC Regulatory Approvals for Searchlight Capital Partners Investment

Fully funded fiber expansion plan to bring superior, broadband services to 1.6 million customers, more than 70% of Company’s service area, by 2025

MATTOON, Ill. – Jul. 16, 2021 – Consolidated Communications (NASDAQ: CNSL) (the “Company”) announced today that it has received all required state Public Utilities Commission (PUC) regulatory approvals necessary for the conversion of the contingent payment right (the “CPR”) issued by the Company to an affiliate of Searchlight Capital Partners, L.P. (“Searchlight”) in connection with the previously announced investment by Searchlight in the Company (the “Investment”). By securing all required state PUC regulatory approvals, the CPR has now converted into an additional number of shares of the Company’s common stock, which together with the shares issued to Searchlight at the completion of the first stage of the Investment on Oct. 2, 2020, constitutes approximately 24.5% of the Company’s outstanding shares.

“Our fully funded, fiber expansion plan is off to a fast start,” said Bob Udell, president and chief executive officer at Consolidated Communications. “We are pleased to have secured shareholder as well as the required state regulatory approvals and remain on track to close on the full Searchlight investment following FCC approval expected later this year. This partnership is about driving long-term value for all Consolidated shareholders. The transformation of our business is well underway and will bring significant benefits to consumers, commercial and carrier customers across our service areas.”

Investment Structure

The Investment is structured in two stages. In the first stage, which was completed on Oct. 2, 2020, Searchlight invested $350 million in exchange for 8 percent of the Company’s common stock. Pursuant to the terms of the transaction, Searchlight also received the CPR and the right to receive an unsecured subordinated note with a principal amount of approximately $395.5 million (the “Note”).

In May 2021, the Company received overwhelming shareholder approval for all proposals related to the Investment. The Company has also secured all required state PUC regulatory approvals, as well as approval under the Hart-Scott-Rodino Act, for the Investment.

The closing of the second stage of the Investment (the “Second Closing”) is conditioned on the receipt by the Company of approval of the Federal Communications Commission (the “FCC”). At the Second Closing, Searchlight will invest an additional $75 million in the Company and will receive an additional 15,115,899 shares of the Company’s common stock. In addition, the Note will also convert into shares of perpetual preferred stock of the Company with an aggregate liquidation preference equal to the principal amount of the Note plus accrued interest at the time of conversion. The Company expects the Second Closing to occur later this year, subject to the receipt of FCC approval. Following the Second Closing, Searchlight will hold approximately 35% of the Company’s common stock on an as-converted basis.

Forward-Looking Statements

Certain statements in this press release are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, our current expectations, plans, strategies, and anticipated financial results. There are a number of risks, uncertainties, and conditions that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include a number of factors related to our business, including the uncertainties relating to the impact of the novel coronavirus (COVID-19) pandemic on the Company’s business, results of operations, cash flows, stock price and employees; the possibility that any of the anticipated benefits of the strategic investment from Searchlight or our refinancing of outstanding debt, including our senior secured credit facilities, will not be realized; the outcome of any legal proceedings that may be instituted against the Company or its directors; the ability to obtain regulatory approvals and meet other closing conditions to the investment on a timely basis or at all, including the risk that regulatory approvals required for the investment are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or that could adversely affect the Company or the expected benefits of the investment; the anticipated use of proceeds of the strategic investment; economic and financial market conditions generally and economic conditions in our service areas; various risks to the price and volatility of our common stock; changes in the valuation of pension plan assets; the substantial amount of debt and our ability to repay or refinance it or incur additional debt in the future; our need for a significant amount of cash to service and repay the debt restrictions contained in our debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with our possible pursuit of acquisitions; system failures; cyber-attacks, information or security breaches or technology failure of ours or of a third party; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; new or changing tax laws or regulations; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of our network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations; and risks associated with discontinuing paying dividends on our common stock. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in our filings with the SEC, including our reports on Form 10-K and Form 10-Q. Many of these circumstances are beyond our ability to control or predict. Moreover, forward-looking statements necessarily involve assumptions on our part. These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “estimate,” “project,” “intend,” “plan,” “should,” “may,” “will,” “would,” “will be,” “will continue” or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be different from those expressed or implied in the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this press release.  Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, we disclaim any intention or obligation to update or revise publicly any forward-looking statements. You should not place undue reliance on forward-looking statements.

About Consolidated Communications

Consolidated Communications Holdings, Inc. (NASDAQ: CNSL) is dedicated to moving people, businesses and communities forward by delivering the latest reliable communications solutions. Consumers, businesses and wireless and wireline carriers depend on Consolidated for a wide range of high-speed internet, data, phone, security, cloud and wholesale carrier solutions. With a network spanning nearly 50,000 fiber route miles, Consolidated is a top 10 U.S. fiber provider, turning technology into solutions that are backed by exceptional customer support. Learn more at consolidated.com.

About Searchlight Capital Partners

Searchlight is a global private investment firm with over $9 billion in assets under management and offices in New York, London and Toronto. Searchlight seeks to invest in businesses where its long-term capital and strategic support accelerate value creation for all stakeholders. For more information, please visit www.searchlightcap.com.

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Contact:

Investor Relations Contact:
Jennifer Spaude, 507-386-3765
investor@consolidated.com